UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2006
COVANTA HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)
(973) 882-9000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Covanta Holding Corporation (the “Company”) and its subsidiaries, Covanta Energy Corporation (“Covanta”) and Covanta Projects, Inc. (“Projects”, and the Company, Covanta and Projects are referred to collectively herein as the “Companies”), entered into a Transition and Separation Agreement dated April 5, 2006 (the “Transition Agreement”) with Craig Abolt, the Company’s Senior Vice President and Chief Financial Officer in connection with the pending departure of Mr. Abolt from the Company. The Transition Agreement provides that Mr. Abolt’s employment as Senior Vice President and Chief Financial Officer of the Companies will continue until the earlier of (a) the appointment of a successor Chief Financial Officer by the Company and (b) September 30, 2006 (the “Termination Date”) and during such period Mr. Abolt shall assist in the search for and transition of a successor Chief Financial Officer and shall be entitled to undertake a search for new employment. For purposes of severance benefits and other continuing obligations under Mr. Abolt’s Employment Agreement dated October 5, 2004 (the “Employment Agreement”) with the Companies, the Companies and Mr. Abolt have mutually agreed that Mr. Abolt’s termination of employment shall be deemed to be without cause and that the Companies shall pay Mr. Abolt (i) 50% of the aggregate amount due to him pursuant to the Employment Agreement on the Termination Date and (ii) the remaining 50% of the amounts due to Mr. Abolt under the Employment Agreement shall be paid pro-rata on a monthly basis (based on a twenty-four month period) following the Termination Date; provided, that the Companies shall pay Mr. Abolt a lump sum amount of all amounts then remaining due to him on March 15, 2007 in order to address uncertainties with respect to certain deferred compensation arrangements under section 409A of the Internal Revenue Code of 1986, as amended. Except as modified by the Transition Agreement, the terms of the Employment Agreement will remain in effect.
     The description in this Item 1.01 of the Transition Agreement is qualified in entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Shell Company Transactions – Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Transition and Separation Agreement, dated April 5, 2006, among Craig D. Abolt, Covanta Holding Corporation, Covanta Energy Corporation and Covanta Projects, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 7, 2006
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson,
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Transition and Separation Agreement, dated April 5, 2006, among Craig D. Abolt, Covanta Holding Corporation, Covanta Energy Corporation and Covanta Projects, Inc.